EXHIBIT 10.12

AMENDMENT NO. 1

TO

OPERATING AGREEMENT

OF

WMT CAMPBELL POOL L.L.C.

AMENDMENT NO. 1 (this “Amendment”) dated as of August 25, 2006 by and WORLD MONITOR TRUST SERIES A (“Series A”), WORLD MONITOR TRUST II SERIES F (“Series F”) and WORLD MONITOR TRUST II SERIES D (“Series D”) to the Organization Agreement of WMT Campbell Pool L.L.C. dated as of November 3, 2004 (the “Agreement”).

WHEREAS, Series A and Series F are the sole members of WMT Campbell Pool L.L.C. (the “Company”), which was formed as a means of consolidating the commodity interest trading of Series A and Series F; and

WHEREAS, Series A desires to redeem in full its Voting Membership Interest in the Company and withdraw as a Voting Member of the Company; and

WHEREAS, Series D is no longer engaged in the distribution of its units of beneficial interest (or equivalent common equity securities); and

WHEREAS, Series D will be managed pursuant to the Campbell Financial, Metal & Energy Large Portfolio; and

WHEREAS, Series D desires to acquire a Voting Membership Interest in the Company and become a Voting Member of the Company; and

WHEREAS, Preferred Investment Solutions Corp. (“Preferred”), a “commodity pool operator” registered with the Commodity Futures Trading Commission is the sole managing owner of each of Series A, Series F and Series D and pursuant to Section 18-407 of the Delaware Limited Liability Company Act, 6 Del. C. §18-101 et seq. (the “Act”), Preferred has been delegated administrative authority over the operations of the Company; and

WHEREAS, World Monitor Trust (“WMT”) is designated as the Tax Matters Member of the Company and, because of the withdrawal of Series A from the Company, desires to withdraw as the Tax Matters Member of the Company; and

WHEREAS, World Monitor Trust II (“WMT-II”) desires to assume the role as Tax Matters Member of the Company.

NOW, THEREFORE, in consideration of the premises and of the mutual promises and agreements made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Agreement shall be amended as follows.

1. Effective close of business on August 25, 2006, Series A shall redeem in full its Voting Membership Interest in the Company and shall withdraw as a Voting Member of the Company.

2. Effective close of business on August 25, 2006, Series D shall acquire a Voting Membership Interest in the Company and shall become a Voting Member of the Company.

3. Effective close of business on August 25, 2006 (a) WMT withdraws as the Tax Matters Member of the Company and (b) WMT-II is designated the Tax Matters Member of the Company.

4. All other provisions of the Agreement shall remain in full force and effect.

5. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LOCAL, INTERNAL LAWS OF THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT CAUSES OF ACTION FOR VIOLATION OF THE FEDERAL OR STATE SECURITIES LAWS SHALL NOT BE GOVERNED BY THIS SECTION. IN PARTICULAR, THIS AMENDMENT IS INTENDED TO COMPLY WITH THE REQUIREMENTS OF THE ACT AND THE CERTIFICATE OF FORMATION OF THE COMPANY. IN THE EVENT OF A DIRECT CONFLICT BETWEEN THE PROVISIONS OF THIS AMENDMENT AND THE MANDATORY PROVISIONS OF THE ACT OR ANY PROVISION OF THE CERTIFICATE OF FORMATION, THE ACT AND THE CERTIFICATE OF FORMATION, IN THAT ORDER OF PRIORITY, WILL CONTROL.

6. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which will constitute one and the same.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the year and date first above written, to be effective on the date first above written.

WORLD MONITOR TRUST SERIES A

By:	Preferred Investment Solutions Corp., its Managing Owner

	By:	/s/ Esther E. Goodman
	Name:	Esther E Goodman
	Title:	Senior Executive Vice President and Chief Operating Officer

WORLD MONITOR TRUST II SERIES F

By:	Preferred Investment Solutions Corp., its Managing Owner

	By:	/s/ Esther E. Goodman
	Name:	Esther E Goodman
	Title:	Senior Executive Vice President and Chief Operating Officer

WORLD MONITOR TRUST II SERIES D

By:	Preferred Investment Solutions Corp., its Managing Owner

	By:	/s/ Esther E. Goodman
	Name:	Esther E Goodman
	Title:	Senior Executive Vice President and Chief Operating Officer

3